UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-8168

Aquila Three Peaks Opportunity Growth Fund
(Exact name of Registrant as specified in charter)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
380 Madison Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end:   12/31/12

Date of reporting period: 06/30/13

FORM N-CSRS

ITEM 1.  REPORTS TO STOCKHOLDERS.

Semi-Annual Report
June 30, 2013
Aquila Three Peaks Opportunity Growth Fund

A fund designed for investors seeking capital appreciation

Aquila Three Peaks Opportunity Growth Fund “A Unique Focus”

August, 2013

Dear Fellow Shareholder:

     Interest rate movements dominated markets in the second quarter; with some fairly dramatic upward moves in rates occurring later in the quarter. During June, a dramatic 100 basis point rise in the yield of the 10-year Treasury note produced a temporary sell-off in almost every asset class. This ripple effect began with Federal Reserve (“Fed”) language regarding the timing of “tapering” in Fed asset purchases. While the eventual end of Quantitative Easing programs has been anticipated for some time, investors must still evaluate the pace and strength of the U.S. economic recovery.

     Equity indices finished the quarter on a positive note, and the S&P 500 ended the first half of 2013 with its best first half performance since 1998, with most of the gain occurring in the first quarter. Overall, equities were the best performing asset class through the second quarter of the year. Despite some favorable economic data, equities turned slightly negative in June, which was the first negative month for the S&P 500 in eight months.

Some of the positive economic data released in the second quarter included:

•	Strong housing data, with U.S. new home sales at a 5-year high, stronger than expected pending sales of existing homes, and a 10.3% year-over-year increase in the Case-Shiller Home Price Index.

•	Better than expected U.S. durable goods orders were +3.6% month-over-month in May, according to the U.S. Bureau of Economic Analysis.

•	Better than expected U.S. consumer confidence reports, which are reaching the highest levels since the recession.

     Our equity investments are, in our estimate, reaping the benefits of improved balance sheets, credit upgrades, and positive credit-related events that include new low-coupon issuance and extended maturities. We believe the equity picture for these companies remains quite positive and we are optimistic for the second half of the year as we expect to continue to find management teams using free cash flow to improve balance sheets, which can lead to higher shareholder value.

     The Fund is mainly composed of the equity securities of high yield issuers that are currently owned, or were previously owned, in Aquila Three Peaks High Income

NOT A PART OF THE SEMI-ANNUAL REPORT

     Fund. In managing both Funds, our principal thesis is to find companies generating free cash flow that are engaged in improving their leverage profile. We believe we have a distinct equity advantage in having followed these companies for a number of years as bond investors, and gaining familiarity with the management teams. We derive our equity investment ideas primarily from our understanding of the high yield market, so we believe that monitoring the health of the high yield market is of paramount importance. The stocks we generally focus on have high yield balance sheets or at least some component of leverage. Overall, the tone for “leveraged equities”, our investment universe, remains quite positive, in our view, due to the robust characteristics and resilience within the high yield market.

     We continue to search for companies which have fiscally prudent management teams who recognize that they can improve their equity valuations by focusing on credit-specific measures. These improvements include reducing the company’s leverage ratio (reducing debt relative to cash flow) and increasing the company’s coverage ratios (increasing cash flow relative to interest expense), as well as seeking better credit ratings, which can lead to a lower cost of capital. In addition, credit improvement can also take the form of using high yield bonds to refinance existing debt in order to extend maturities, secure lower coupons, or possibly to remove restrictive covenants. While these factors are not always the primary focus of many equity analysts, we believe our high yield process for finding improving high yield bond stories can lead us to these types of improving equity stories. A high percentage of the companies we are invested in have undergone fundamental balance sheet improvement and laid the groundwork for what we believe is a migration to higher stock values.

     In our opinion, our focus on understanding bond covenants provides a very distinct advantage to our research in stock selection. Frequently, high yield issuers have maximum leverage ratios, minimum coverage ratios and restrictions on the amounts of stock they can repurchase or dividends they can pay out. These covenants can change as companies’ financial strength and credit ratings improve, which may impact corporate decisions that could lead to higher stock values. We intend to continue to emphasize, in our research, the covenants applicable to our high yield equity stories, as we believe this analysis is unique and sets our strategy apart from other equity managers.

     Bond yields and spreads can also be an important piece of the equity valuation puzzle. From a company-specific point of view, it is our belief that a declining bond yield spread can signal good opportunities to buy a company’s equity, and conversely, a rising bond yield spread can indicate credit issues and therefore serve as a good signal to sell a company’s equity. We, therefore, monitor bond yields and bond yield spreads of the names in the portfolio, which adds another layer of depth to our differentiated stock selection process.

NOT A PART OF THE SEMI-ANNUAL REPORT

     As previously mentioned, we plan to take cues from the high yield market and other fixed-income markets, including bond yield spreads, defaults, the Treasury curve and the new issue calendar, to help us decipher the equity landscape. Our rigorous high yield research process is designed to help our investment team uncover new equity ideas. This process includes company visits, frequent communication with management teams and detailed models. We believe that this high yield focused research process, in addition to the positive economic indicators that we are seeing from the fixed-income markets, provides the Aquila Three Peaks Opportunity Growth Fund with a positive backdrop as we progress through 2013.

Thank you for your continued support and investment.

Sincerely,

Sandy R. Rufenacht Co-Portfolio Manager	Diana P. Herrmann President

Past performance does not guarantee future results. Current performance may be higher or lower. Data current to the most recent month end is available at 800-437-1020 or www.aquilafunds.com. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2013 (unaudited)

		Market
Shares	Common Stocks (97.5%)	Value

	Beverage - Wine/ Spirits (1.8%)
17,471	Constellation Brands, Inc.+	$910,585
	Broadcast Service/ Programming (1.0%)
23,875	Starz-Liberty Capital+	527,637
	Cable & Satellite (4.0%)
5,902	Charter Communications, Inc.+	730,963
6,051	Comcast Corp.	253,416
12,188	DIRECTV+	751,025
8,625	EchoStar Corp.+	337,324
		2,072,728
	Cable/ Satellite TV (3.0%)
36,658	Dish Network Corp.	1,558,698
	Catalog & Television Based Retailer (2.4%)
53,330	Liberty Interactive Corp.+	1,227,123
	Commercial Services (2.0%)
28,257	Iron Mountain, Inc.	751,919
19,744	Live Nation Entertainment, Inc.+	306,032
		1,057,951
	Containers - Metal/ Glass (6.8%)
18,862	Ball Corp	783,527
46,780	Crown Holdings, Inc.+	1,924,061
17,662	Silgan Holdings, Inc.	829,408
		3,536,996
	Containers & Packaging Manufacturing (1.5%)
32,573	Sealed Air Corp	780,123
	Containers - Paper/ Plastic (6.8%)
68,733	Berry Plastics Group, Inc	1,516,937
259,493	Graphic Packaging Holding Co.+	2,008,476
		3,525,413
	Data Processing/ Management (0.8%)
9,558	Fidelity National Information Services, Inc.	409,465
	Flow Control Equipment (0.7%)
4,929	SPX Corp	354,789

1 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2013 (unaudited)

		Market
Shares	Common Stocks (continued)	Value

	Food - Canned (1.3%)
10,468	Treehouse Foods, Inc.+	$686,073
	Food - Miscellaneous/ Diversified (1.6%)
13,798	B&G Foods, Inc	469,822
14,271	Pinnacle Foods, Inc.+	344,645
		814,467
	Footwear & Related Apparel (0.6%)
5,413	Wolverine World Wide, Inc.	295,604
	Funeral Services & Related Items (5.1%)
96,380	Service Corp. International	1,737,731
69,689	Stewart Enterprises, Inc.	912,229
		2,649,960
	Generic Pharmaceuticals (4.3%)
7,403	Actavis, Inc.+	934,407
40,933	Mylan, Inc.+	1,270,151
		2,204,558
	Health Care Supplies (2.7%)
11,839	Cooper Companies, Inc	1,409,433
	Internet Based Services (1.1%)
9,146	Expedia, Inc.	550,132
	Local Media (2.6%)
10,631	Liberty Media Corp.+	1,347,586
	Lodging (4.1%)
17,023	Ryman Hospitality Properties, Inc	664,067
22,914	Starwood Hotels & Resorts Worldwide, Inc	1,447,936
		2,112,003
	Machinery - General Industry (0.7%)
20,260	Manitowoc Company, Inc	362,857
	Medical - Biomedical (0.9%)
4,240	Bio-Rad Laboratories, Inc.+	475,728
	Medical - Equipment/ Devices (1.8%)
11,438	Hologic, Inc.+	220,753
9,138	Teleflex, Inc.	708,104
		928,857

2 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2013 (unaudited)

		Market
Shares	Common Stocks (continued)	Value

	Medical - Hospitals (3.4%)
48,912	HCA Holdings, Inc.	$1,763,767
	Motion Pictures & Services (3.0%)
56,968	Lions Gate Entertainment Corp.+	1,564,911
	Non-Hazardous Waste Disposal (0.5%)
12,577	Covanta Holding Corp.	251,792
	Office Automation & Equipment (0.6%)
17,422	CDW Corp.+	324,398
	Oil & Gas Services (0.7%)
14,640	Superior Energy Services, Inc.+	379,762
	Oil Company - Exploration & Production (3.9%)
44,962	Denbury Resources, Inc.+	778,742
63,258	Halcon Resources Group+	358,673
19,565	Whiting Petroleum Corp.+	901,751
		2,039,166
	Publishing - Periodicals (2.4%)
37,549	Nielsen Holdings N.V	1,261,271
	Real Estate Investment Trust - Diversified (4.7%)
45,192	Corrections Corporation of America	1,530,653
27,185	GEO Group, Inc.	922,931
		2,453,584
	Real Estate Investment Trust - Hotels (1.8%)
55,431	Host Hotels & Resorts, Inc	935,121
	Real Estate Investment Trust - Specialty & Other (0.9%)
6,666	American Tower Corp	487,751
	Rental - Auto/ Equipment (2.7%)
10,206	Hertz Global Holdings, Inc.+	253,109
22,721	United Rentals, Inc.+	1,134,005
		1,387,114
	Retail - Apparel/ Shoe (1.1%)
4,708	PVH Corp	588,735
	Satellite Telecommunications (0.5%)
12,157	Intelsat S.A.+	243,140

3 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2013 (unaudited)

			Market
Shares	Common Stocks (continued)		Value

	Semiconductor Components - Integrated Circuits (2.4%)
39,912	NXP Semiconductors N.V.+		$1,236,474
	Semiconductor Equipment (1.5%)
21,412	Sensata Technologies Holdings N.V.+		747,279
	Speciality Pharmaceuticals (0.6%)
3,749	Valeant Pharmaceuticals International, Inc.+		322,714
	Telecom Services (1.8%)
32,310	tw telecom holdings, inc.+		909,203
	Theaters (4.1%)
28,359	Cinemark Holdings, Inc.		791,783
38,416	National CineMedia, Inc		648,846
39,013	Regal Entertainment Group		698,333
			2,138,962
	Waste Management (2.4%)
25,137	Republic Services, Inc		853,150
9,818	Waste Connections, Inc.		403,913
			1,257,063
	Wireless Equipment (0.9%)
6,198	ViaSat, Inc.+		442,909

	Total Investments (cost $42,192,502*)	97.5%	50,533,882
	Other assets less liabilities	2.5	1,303,435
	Net Assets	100.0%	$51,837,317

	* Cost for Federal income tax and financial reporting purposes is identical.
	+ Non-income producing security.

4 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2013 (unaudited)

Portfolio	Percent of	Portfolio	Percent of
Distribution	Investments	Distribution	Investments
Beverage - Wine/ Spirits	1.8%	Motion Pictures & Services	3.1%
Broadcast Service/ Programming	1.0	Non-Hazardous Waste Disposal	0.5
Cable & Satellite	4.1	Office Automation & Equipment	0.6
Cable/ Satellite TV	3.1	Oil & Gas Services	0.8
Catalog & Television Based Retailer	2.4	Oil Company - Exploration &
Commercial Services	2.1	Production	4.0
Containers - Metal/ Glass	7.0	Publishing - Periodicals	2.5
Containers & Packaging		Real Estate Investment Trust -
Manufacturing	1.5	Diversified	4.9
Containers - Paper/ Plastic	7.0	Real Estate Investment Trust -
Data Processing/ Management	0.8	Hotels	1.9
Flow Control Equipment	0.7	Real Estate Investment Trust -
Food - Canned	1.4	Specialty & Other	1.0
Food - Miscellaneous/ Diversified	1.6	Rental - Auto/ Equipment	2.7
Footwear & Related Apparel	0.6	Retail - Apparel/ Shoe	1.2
Funeral Services & Related Items	5.2	Satellite Telecommunications	0.5
Generic Pharmaceuticals	4.4	Semiconductor Components -
Health Care Supplies	2.8	Integrated Circuits	2.4
Internet Based Services	1.1	Semiconductor Equipment	1.5
Local Media	2.7	Specialty Pharmaceuticals	0.6
Lodging	4.2	Telecom Services	1.8
Machinery - General Industry	0.7	Theaters	4.2
Medical - Biomedical	0.9	Waste Management	2.5
Medical - Equipment/ Devices	1.8	Wireless Equipment	0.9
Medical - Hospitals	3.5		100.0%

See accompanying notes to financial statements.

5 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2013 (unaudited)

ASSETS
Investments at market value (cost $42,192,502)	$50,533,882
Cash	2,295,872
Receivable for Fund shares sold	227,125
Dividends receivable	38,754
Other assets	211
Total assets	53,095,844
LIABILITIES
Payable for investment securities purchased	1,049,051
Payable for Fund shares redeemed	142,739
Management fees payable	17,449
Distribution and service fees payable	1,395
Accrued expenses	47,893
Total liabilities	1,258,527
NET ASSETS	$51,837,317
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$15,725
Additional paid-in capital	43,305,512
Net unrealized appreciation on investments (note 4)	8,341,380
Undistributed net investment income	116,474
Accumulated net realized gain on investments	58,226
	$51,837,317
CLASS A
Net Assets	$22,632,521
Capital shares outstanding	688,548
Net asset value and redemption price per share	$32.87
Maximum offering price per share (100/95.75 of $32.87)	$34.33
CLASS C
Net Assets	$5,962,522
Capital shares outstanding	209,058
Net asset value and offering price per share	$28.52
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$28.52	*
CLASS I
Net Assets	$203,432
Capital shares outstanding	6,042
Net asset value, offering and redemption price per share	$33.67
CLASS Y
Net Assets	$23,038,842
Capital shares outstanding	668,880
Net asset value, offering and redemption price per share	$34.44

See accompanying notes to financial statements.

6 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013 (unaudited)

Investment Income:

Dividends		$406,219

Expenses:

Management fees (note 3)	$174,346
Legal fees	54,146
Distribution and service fees (note 3)	48,359
Trustees’ fees and expenses	43,411
Transfer and shareholder servicing agent
fees (note 3)	38,710
Registration fees and dues	29,443
Shareholders’ reports	21,775
Auditing and tax fees	7,042
Custodian fees (note 5)	4,837
Chief compliance officer services (note 3)	2,740
Fund accounting fees	1,519
Insurance	464
Miscellaneous	9,472
Total expenses	436,264

Management fees waived (note 3)	(146,352)
Expenses paid indirectly (note 5)	(167)
Net expenses		289,745

Net investment income		116,474

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	597,747
Change in unrealized appreciation on
investments	4,397,164

Net realized and unrealized gain (loss) on
investments		4,994,911
Net change in net assets resulting from
operations		$5,111,385

See accompanying notes to financial statements.

7 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2013	Year Ended
	(unaudited)	December 31, 2012

OPERATIONS:
Net investment income	$116,474	$305,110
Net realized gain (loss) from securities
transactions	597,747	(463,426)
Change in unrealized appreciation on
investments	4,397,164	4,491,560
Change in net assets from operations	5,111,385	4,333,244

DISTRIBUTIONS TO SHAREHOLDERS (note 8):
Class A Shares:
Net investment income	–	(181,489)
Net realized gain on investments	–	(11,282)

Class C Shares:
Net investment income	–	(18,938)
Net realized gain on investments	–	(1,910)

Class I Shares:
Net investment income	–	(1,891)
Net realized gain on investments	–	(91)

Class Y Shares:
Net investment income	–	(102,796)
Net realized gain on investments	–	(5,210)
Change in net assets from distributions	–	(323,607)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	27,436,528	7,710,588
Reinvested distributions	–	259,545
Short-term trading redemption fees	5,101	6,063
Cost of shares redeemed	(5,605,860)	(5,592,024)
Change in net assets from capital share
transactions	21,835,769	2,384,172

Change in net assets	26,947,154	6,393,809

NET ASSETS:
Beginning of period	24,890,163	18,496,354

End of period*	$51,837,317	$24,890,163

*Includes undistributed net investment
income of:	$116,474	$–

See accompanying notes to financial statements.

8 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (unaudited)

1. Organization

     Aquila Three Peaks Opportunity Growth Fund (the “Fund”), a diversified, open-end investment company, was organized as a Massachusetts business trust. The Fund was originally organized on November 3, 1993 under the name Aquila Rocky Mountain Equity Fund (“ARMEF”) and commenced operations on July 22, 1994. From that date through October 14, 2010, ARMEF’s universe of companies was primarily within the eight-state Rocky Mountain region. The Fund continues to seek capital appreciation while operating under its new name and expanded investment strategy, whereby it invests primarily in the equity securities of companies located throughout the United States.

     The Fund is authorized to issue an unlimited number of shares and offers four classes of shares, Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Securities which mature in 60 days or less are generally valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

9 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2013 (unaudited)

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2013:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices – Common Stocks*	$50,533,882
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$50,533,882

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

10 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2013 (unaudited)

Management has reviewed the tax positions for each of the open tax years (2010-2012) or expected to be taken in the Fund’s 2013 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2012 the Fund decreased accumulated net realized loss on investments by $11 and decreased additional paid-in capital by $11. These reclassifications had no effect on net assets or net asset value per share.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90 of 1% on the Fund’s net assets up to $100 million, 0.85 of 1% on such assets above $100 million up to $250 million, and 0.80 of 1% on assets above $250 million.

11 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2013 (unaudited)

     Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio and arranges for the purchases and sales of portfolio securities. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund’s net assets up to $100 million, 0.45 of 1% on such assets above $100 million up to $250 million, and 0.40 of 1% on assets above $250 million.

     For the six months ended June 30, 2013, the Fund incurred management fees of $174,346, of which $146,352 was waived. The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 1.55% for Class A Shares, 2.25% for Class C Shares, 1.18% for Class I Shares and 1.25% for Class Y Shares. These expense limitations are in effect until September 30, 2014. Prior to that date, the arrangement may not be terminated without the approval of the Board of Trustees. The Sub-Adviser has agreed to waive its fee in the same proportion as the Manager is required to waive its fee in connection with the aforementioned undertaking. For a period of three years, subsequent to the end of each of the Fund’s fiscal years, the Manager may recover from the Fund certain fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed any contractual limitations. As of June 30, 2013, the total of these amounts was $654,547 of which $250,839 expires on December 31, 2014, $257,356 expires on December 31, 2015 and $146,352 expires on December 31, 2016.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.30% of the Fund’s average net assets represented by Class A Shares. For the six months ended June 30, 2013, distribution fees on Class A Shares amounted to $29,750 of which the Distributor retained $1,919.

12 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2013 (unaudited)

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended June 30, 2013, amounted to $13,856. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended June 30, 2013, amounted to $4,619. The total of these payments with respect to Class C Shares amounted to $18,475 of which the Distributor retained $3,228.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended June 30, 2013, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $234 of which $134 related to the Plan and $100 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the six months ended June 30, 2013, total commissions on sales of Class A Shares amounted to $118,674 of which the Distributor received $10,823.

4. Purchases and Sales of Securities

     During the six months ended June 30, 2013, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $27,096,367 and $4,107,105, respectively.

     At June 30, 2013, the aggregate tax cost for all securities was $42,192,502. At June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $9,129,959 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $788,579 for a net unrealized appreciation of $8,341,380.

13 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2013 (unaudited)

5. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

6. Portfolio Orientation

     The Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”. The Fund may, from time-to-time, hold as much as 30% of its net assets in fixed-income securities including lower quality corporate debt securities (often referred to as high yield or “junk” bonds). These bonds generally have a greater credit risk than other types of fixed-income securities.

14 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2013 (unaudited)

7. Capital Share Transactions

a) Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended
	June 30, 2013			Year Ended
	(unaudited)			December 31, 2012
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	298,513	$9,348,762		92,443	$2,412,829
Reinvested distributions	–	–		5,199	145,966
Cost of shares redeemed	(121,713)	(3,973,656	)(a)	(104,929)	(2,703,235	)(a)
Net change	176,800	5,375,106		(7,287)	(144,440)
Class C Shares:
Proceeds from shares sold	142,399	3,958,229		20,151	463,007
Reinvested distributions	–	–		609	14,889
Cost of shares redeemed	(19,667)	(543,663)		(22,848)	(510,426)
Net change	122,732	3,414,566		(2,088)	(32,530)
Class I Shares:
Proceeds from shares sold	4,408	148,964		3,736	107,048
Reinvested distributions	–	–		51	1,467
Cost of shares redeemed	(2,495)	(81,050	)(b)	(579)	(15,219)
Net change	1,913	67,914		3,208	93,296
Class Y Shares:
Proceeds from shares sold	416,963	13,980,573		165,156	4,727,704
Reinvested distributions	–	–		3,309	97,223
Cost of shares redeemed	(30,328)	(1,002,390	)(c)	(86,473)	(2,357,081	)(c)
Net change	386,635	12,978,183		81,992	2,467,846
Total transactions in Fund
shares	688,080	$21,835,769		75,825	$2,384,172
____________
(a)	Net of short-term trading redemption fees of $3,128 and $1,640 for 2013 and 2012, respectively. (See note 7b)
(b)	Net of short-term trading redemption fees of $105. (See note 7b)
(c)	Net of short-term trading redemption fees of $1,868 and $4,423 for 2013 and 2012, respectively. (See note 7b)

b)
Short-Term Trading Redemption Fee: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee is paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value “NAV” calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability.

15 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2013 (unaudited)

8. Income Tax Information and Distributions

     The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital. As of December 31, 2012, there were post October capital loss deferrals of $150,506 which will be recognized in 2013. At December 31, 2012, the Fund had capital loss carryforwards of $385,231 that have no expiration and retain their character of short-term.

     The tax character of distributions:

	Year Ended December 31,
	2012	2011

Ordinary income	$321,736	$4,208
Long-term capital gain	1,871	1,927,599
	$323,607	$1,931,807

     As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(385,231)
Deferred post October losses	(150,506)
Unrealized appreciation	3,940,432
$3,404,695

16 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six Months
	Ended
	6/30/13		Year Ended December 31,
	(unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$28.08		$22.93	$26.64	$22.95	$17.57	$30.39
Income (loss) from investment operations:
Net investment income (loss)(1)	0.08		0.38	(0.08)	(0.09)	(0.05)	(0.17)
Net gain (loss) on securities (both
realized and unrealized)	4.71		5.15	(1.00)	3.78	5.43	(12.31)
Total from investment operations	4.79		5.53	(1.08)	3.69	5.38	(12.48)
Less distributions (note 8):
Dividends from net investment income	–		(0.36)	–	–	–	–
Distributions from capital gains	–		(0.02)	(2.64)	–	–	(0.34)
Total distributions	–		(0.38)	(2.64)	–	–	(0.34)
Paid-in capital from redemption
fees (note 7b)	–		–	0.01	–	–	–
Net asset value, end of period	$32.87		$28.08	$22.93	$26.64	$22.95	$17.57
Total return (not reflecting sales charges)	17.06	%(2)	24.12%	(4.01)%	16.08%	30.62%	(41.07)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$22,633		$14,369	$11,904	$10,053	$8,682	$8,822
Ratio of expenses to average net assets	1.55	%(3)	1.53%	1.50%	1.50%	1.50%	1.51%
Ratio of net investment income (loss)
to average net assets	0.52	%(3)	1.47%	(0.31)%	(0.40)%	(0.26)%	(0.67)%
Portfolio turnover rate	11	%(2)	44%	39%	116%	3%	4%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	2.32	%(3)	2.82%	2.87%	7.47%	4.79%	3.51%
Ratio of net investment income (loss) to
average net assets	(0.25	)%(3)	0.18%	(1.68)%	(6.37)%	(3.55)%	(2.68)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.55	%(3)	1.53%	1.50%	1.50%	1.50%	1.50%
___________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

17 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six Months
	Ended
	6/30/13		Year Ended December 31,
	(unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$24.45		$20.04	$23.81	$20.67	$15.94	$27.84
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)		0.18	(0.24)	(0.23)	(0.18)	(0.33)
Net gain (loss) on securities (both
realized and unrealized)	4.09		4.47	(0.89)	3.37	4.91	(11.23)
Total from investment operations	4.07		4.65	(1.13)	3.14	4.73	(11.56)
Less distributions (note 8):
Dividends from net investment income	–		(0.22)	–	–	–	–
Distributions from capital gains	–		(0.02)	(2.64)	–	–	(0.34)
Total distributions	–		(0.24)	(2.64)	–	–	(0.34)
Net asset value, end of period	$28.52		$24.45	$20.04	$23.81	$20.67	$15.94
Total return (not reflecting CDSC)	16.65	%(2)	23.22%	(4.74)%	15.19%	29.67%	(41.53)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$5,963		$2,111	$1,772	$855	$637	$940
Ratio of expenses to average net assets	2.25	%(3)	2.25%	2.25%	2.25%	2.25%	2.26%
Ratio of net investment income (loss)
to average net assets	(0.15	)%(3)	0.77%	(1.03)%	(1.11)%	(1.04)%	(1.43)%
Portfolio turnover rate	11	%(2)	44%	39%	116%	3%	4%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	2.99	%(3)	3.52%	3.50%	8.27%	5.58%	4.22%
Ratio of net investment income (loss) to
average net assets	(0.88	)%(3)	(0.49)%	(2.27)%	(7.13)%	(4.37)%	(3.39)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	2.25	%(3)	2.25%	2.25%	2.25%	2.25%	2.25%
____________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

18 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Six Months
	Ended
	6/30/13		Year Ended December 31,
	(unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$28.72		$23.45	$27.08	$23.24	$17.73	$30.58
Income (loss) from investment operations:
Net investment income (loss)(1)	0.09		1.08	0.04	0.06	0.03	(0.11)
Net gain (loss) on securities (both
realized and unrealized)	4.84		4.67	(1.03)	3.78	5.48	(12.40)
Total from investment operations	4.93		5.75	(0.99)	3.84	5.51	(12.51)
Less distributions (note 8):
Dividends from net investment income	–		(0.46)	–	–	–	–
Distributions from capital gains	–		(0.02)	(2.64)	–	–	(0.34)
Total distributions	–		(0.48)	(2.64)	–	–	(0.34)
Paid-in capital from redemption
fees (note 7b)	0.02		–	–	–	–	–
Net asset value, end of period	$33.67		$28.72	$23.45	$27.08	$23.24	$17.73
Total return	17.24	%(2)	24.55%	(3.65)%	16.52%	31.08%	(40.92)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$203		$119	$21	$24	$8	$6
Ratio of expenses to average net assets	1.18	%(3)	1.17%	1.13%	1.13%	1.12%	1.30%
Ratio of net investment income (loss)
to average net assets	0.57	%(3)	3.95%	0.14%	0.26%	0.14%	(0.46)%
Portfolio turnover rate	11	%(2)	44%	39%	116%	3%	4%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	2.17	%(3)	2.55%	2.76%	8.68%	4.40%	3.37%
Ratio of net investment income (loss) to
average net assets	(0.42	)%(3)	2.57%	(1.48)%	(7.29)%	(3.14)%	(2.53)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.18	%(3)	1.17%	1.13%	1.13%	1.12%	1.29%
________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) Not annualized.
(3) Annualized.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

19 | Aquila Three Peaks Opportunity Growth Fund

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six Months
	Ended
	6/30/13		Year Ended December 31,
	(unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$29.38		$23.96	$27.63	$23.74	$18.13	$31.25
Income (loss) from investment operations:
Net investment income (loss)(1)	0.15		0.50	(0.02)	0.08	(0.01)	(0.11)
Net gain (loss) on securities (both
realized and unrealized)	4.91		5.36	(1.03)	3.81	5.62	(12.67)
Total from investment operations	5.06		5.86	(1.05)	3.89	5.61	(12.78)
Less distributions (note 8):
Dividends from net investment income	–		(0.44)	–	–	–	–
Distributions from capital gains	–		(0.02)	(2.64)	–	–	(0.34)
Total distributions	–		(0.46)	(2.64)	–	–	(0.34)
Paid-in capital from redemption
fees (note 7b)	–		0.02	0.02	–	–	–
Net asset value, end of period	$34.44		$29.38	$23.96	$27.63	$23.74	$18.13
Total return	17.22	%(2)	24.55%	(3.72)%	16.39%	30.94%	(40.90)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$23,039		$8,292	$4,799	$3,178	$447	$558
Ratio of expenses to average net assets	1.25	%(3)	1.25%	1.25%	1.25%	1.25%	1.26%
Ratio of net investment income (loss)
to average net assets	0.89	%(3)	1.84%	(0.06)%	0.31%	(0.03)%	(0.43)%
Portfolio turnover rate	11	%(2)	44%	39%	116%	3%	4%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.98	%(3)	2.51%	2.52%	9.48%	4.55%	3.21%
Ratio of net investment income (loss) to
average net assets	0.15	%(3)	0.58%	(1.34)%	(7.93)%	(3.33)%	(2.38)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.25	%(3)	1.25%	1.25%	1.25%	1.25%	1.25%
________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) Not annualized.
(3) Annualized.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

20 | Aquila Three Peaks Opportunity Growth Fund

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended June 30, 2013

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	17.06%	$1,000.00	$1,170.60	$ 8.34
Class C	16.65%	$1,000.00	$1,166.50	$12.09
Class I	17.24%	$1,000.00	$1,172.40	$ 6.36
Class Y	17.22%	$1,000.00	$1,172.20	$ 6.73

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.55%, 2.25%, 1.18% and 1.25% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

21 | Aquila Three Peaks Opportunity Growth Fund

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended June 30, 2013

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,017.11	$ 7.75
Class C	5.00%	$1,000.00	$1,013.64	$11.23
Class I	5.00%	$1,000.00	$1,018.94	$ 5.91
Class Y	5.00%	$1,000.00	$1,018.60	$ 6.26

(1)
Expenses are equal to the annualized expense ratio of 1.55%, 2.25%, 1.18% and 1.25% for the Fund’s Class A, C , I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22 | Aquila Three Peaks Opportunity Growth Fund

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar quarter in a posting to its website on approximately the 30th business day following the month end). Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds. com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     Proxy Voting Guidelines and Procedures of the Fund are available without charge, upon request, by calling our toll-free number (1-800-437-1020). This information is also available at www.aquilafunds.com/ATPOGF/ATPOGFproxy.htm or on the SEC’s website www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No current action on the part of shareholders is required.

     For the calendar year ended December 31, 2012, 99.42% of distributions paid by Aquila Three Peaks Opportunity Growth Fund was taxable as ordinary dividend income, and the balance was long-term capital gains.

     Prior to February 15, 2013, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2012 calendar year.

23 | Aquila Three Peaks Opportunity Growth Fund

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     Contract renewal materials were provided to the Trustees in May, 2013. In reaching its decision, the Trustees requested and obtained such information as it deemed reasonably necessary to evaluate the Advisory Agreement and the Sub-Advisory Agreement. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser and information presented in a report prepared by an independent consultant with respect to the Fund’s fees and performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory and sub-advisory fee paid by the Fund under the Advisory Agreement and the Sub-Advisory Agreement against the advisory and sub-advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund.

     At a meeting held in June, 2013, based on their evaluation of the information provided by the Manager and the Sub-Adviser, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until June 30, 2014. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

     The Manager has provided all administrative services to the Fund. The Trustees considered that the Manager supervised and monitored the performance of the Fund’s service providers (including the Sub-Adviser) and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.

24 | Aquila Three Peaks Opportunity Growth Fund

     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. Brent Olson. They considered that since mid-October, 2010, the date which the Sub-Adviser commenced portfolio operations with the Fund, they have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

     The Trustees considered that the Manager and the Sub-Adviser had provided all administrative and advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with capital appreciation primarily through investments in common stock and other equity securities.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable.

The investment performance of the Fund, the Manager and the Sub-Adviser.

     The Trustees reviewed each aspect of the Fund’s performance and compared its performance with funds in its product category (Morningstar Mid-Cap Growth Funds) its peer group (similar asset size funds in the Morningstar Mid-Cap Growth Fund category that charge a front-end sales charge) and its benchmark index, the Russell 3000 Index. It was noted that the materials included in the Consultant’s Report indicated that the Fund had investment performance measured by total return that outperformed the funds in its peer group, product category and the benchmark for the one and three-year periods, while generally underperforming the funds in the product category and its benchmark index for the five and ten-year periods, while noting that the Sub-Adviser had provided sub-advisory services to the Fund since October 2010. The Trustees further noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. Additionally, the Trustees further noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark indices as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund’s risk tolerance.

     The Trustees concluded that the performance of the Fund was satisfactory in light of market conditions and its investment strategy. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The information provided in the Consultant’s Report in connection with renewal contained advisory fee and expense data for the Fund, its peer group (similar asset size funds in the Morningstar Mid-Cap Growth Fund category that charge a front-end sales charge) and for funds in the product category (Morningstar Mid-Cap Growth Funds). The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the fee under the Advisory Agreement retained by the Manager. The Manager and the Sub-Adviser each provided materials which showed the profitability to the Manager and the Sub-Adviser, respectively, of their services to the Fund, as well as material provided by the Manager which showed the profitability to Aquila Distributors, Inc. (the “Distributor”) of distribution services provided to the Fund.

25 | Aquila Three Peaks Opportunity Growth Fund

     The Trustees noted that the entire portion of the advisory fee had been waived by the Manager and, in turn, the Sub-Adviser had waived its entire portion of its fees during the latest fiscal year. Additionally, it was noted that the Manager had reimbursed a portion of Fund expenses during the Fund’s fiscal year through a contractual undertaking. The Manager had indicated that it is prepared to waive fees and subsidize expenses as necessary in order that the Fund remains competitive.

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to a peer group and for funds in the product category. The Trustees considered that the advisory fee and expenses of the Fund were similar to and were reasonable as compared to those advisory fees and expenses being paid by other funds in the peer group. The Trustees considered that the advisory fee and expenses were in excess of the average advisory fee and expenses of the funds in the product category, but noted the Fund’s small asset size when compared to the other funds in the product category. The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

     The Trustees considered information provided by the Manager and the Sub-Adviser regarding the lack of profitability of the Manager and the Sub-Adviser with respect to the services provided by the Manager and the Sub-Adviser to the Fund, including the methodology used by the Manager and the Sub-Adviser in allocating certain of their respective costs to the services provided to the Fund. The Trustees concluded that lack of profitability to the Manager and the Sub-Adviser with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement and the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows.

     The Trustees noted that both the Manager and Sub-Adviser had waived the entire portion of their respective fees during the latest fiscal year. The Manager had additionally reimbursed Fund expenses and indicated that it is prepared to waive fees and subsidize expenses as necessary in order that the Fund remains competitive. It was noted that the Advisory Agreement and Sub-Advisory Agreement contain breakpoints which would be realized as the Fund grows. Evaluation of these factors indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

26 | Aquila Three Peaks Opportunity Growth Fund

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Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Sub-Adviser
THREE PEAKS CAPITAL MANAGEMENT, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109

Board of Trustees
Tucker Hart Adams, Chair
Gary C. Cornia
Grady Gammage, Jr.
Diana P. Herrmann
Glenn P. O’Flaherty

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Further information is contained in the Prospectus, which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FORCLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTCOMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(2) Certifications of principal executive officer and principal financial fficer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

By:	/s/ Diana P. Herrmann
President and Trustee September 5, 2013

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann President and Trustee September 5, 2013

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer September 5, 2013

AQUILA THREE PEAKS OPPPORTUNITY GROWTH FUND

EXHIBIT INDEX

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.